EXHIBIT 10.9



NO. 1                                                             MIAMI, FLORIDA

                                                        DATED: NOVEMBER 21, 1996

               THIS WARRANT EXPIRES IF NOT EXERCISED ON OR BEFORE
              5:00 P.M., MIAMI TIME, NOVEMBER 21, 1999, SUBJECT TO

                       THE PROVISIONS OF ARTICLE VI HEREOF

                                     WARRANT

                            TO PURCHASE COMMON STOCK
                                       OF

                              I-VIEW SOFTWARE, INC.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      THIS IS TO CERTIFY that UNION ATLANTIC, L.C., a Florida limited liability company ("UAL"), is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase, in whole or in part, from I-VIEW SOFTWARE, INC., a Florida corporation (the "Company"), five hundred and sixty seven thousand four hundred and sixty (567,460) duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $0.0001 per share, at a price of sixty three cents ($0.63) (the "Exercise Price") (subject to adjustment as provided herein) for each share of such common stock so purchased and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

      This Warrant has been issued to UAL in return for consulting services provided by UAL to the Company.

                                    ARTICLE I

                                   DEFINITIONS

      The terms defined in this Article I, whenever used in this Warrant, shall have the respective meanings hereinafter specified. Capitalized terms which are used herein and are not defined herein shall have the same meanings specified in the Consulting Agreement (as hereinafter defined). Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders.


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      "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. "Control" (including the terms "controlling," "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

      "Demand Registrable Securities" means, the Warrant Shares. However, any such shares shall be "Demand Registrable Securities" only so long as they are "Restricted Securities". Any share or other security shall be deemed a "Restricted Security" until such time as such share or other security: (a) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it; or (b) has been sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exercise Period" means the period commencing on November 21, 1996, and terminating at 5:00 p.m., Miami, Florida time, on November 21, 1999, or such later time as is provided in Article VI hereof.

      "Fair Value" means a value determined jointly by the Company and the Holder. However, if the Company and the Holder are unable to reach an agreement, "Fair Value" shall be determined by an appraiser jointly selected by the Company and the Holder, at the Company's sole expense and cost.

      "Holder(s)" means the Person(s) in whose name this Warrant is registered on the books of the Company maintained for such purpose.

      "Person" shall means an individual, a corporation, a joint venture, a general or limited partnership, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

      "Piggyback Registrable Securities" means the Warrant Shares. However, any such shares shall be "Registrable Securities" only so long as they are "Restricted Securities". Any share or other security shall be deemed a "Restricted Security" until such time as such share or other security (i) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, or (ii) has been sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

      "Stock" means the Company's authorized common stock, par value $0.0001 per share.

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      "Stock Deemed Outstanding" means the number of shares of Stock actually outstanding at such time, plus the number of shares of Stock deemed to be outstanding pursuant to Section 7.1 hereof, at and previous to any given time.

      "Warrant(s)" means this Warrant and all warrants issued upon the partial exercise, transfer or division of or in substitution for this Warrant.

      "Warrant Shares" means shares of Stock issued upon the exercise, in whole or in part, of this Warrant.

                            ARTICLE II

               NUMBER OF SHARES; EXERCISE OF WARRANT

      2.1 NUMBER OF SHARES. This Warrant shall entitle the Holder to subscribe to and purchase five hundred and sixty seven thousand four hundred and sixty (567,460) shares of Stock, as adjusted pursuant to Article VII hereof.

      2.2 RIGHT TO EXERCISE. Subject to the provisions contained in this Warrant and upon compliance with the conditions of this Article II, the Holder shall have the right, at its option, at any time and from time to time during the Exercise Period to exercise this Warrant in whole or in part.

      2.3 NOTICE OF EXERCISE; ISSUANCE OF STOCK. To exercise this Warrant, the Holder shall deliver to the Company at 4101 S.W. 47 Avenue, Suite 101, Ft. Lauderdale, Florida 33314, Attention: President (a) a Notice of Exercise substantially in the form attached hereto, duly executed by the Holder, (b) an amount equal to the aggregate Exercise Price for all shares of Stock purchased upon due exercise of this Warrant and (c) this Warrant.

           The signature on the Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

           Payment of the Exercise Price shall be made, at the option of the Holder, (i) by wire transfer of immediately available funds to an account in a bank located in the United States designated for such purpose by the Company or
(ii) by certified or official bank check payable to the order of the Company and drawn on a member of the Chicago or New York Clearing House. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) business days thereafter, cause to be issued and delivered to the Holder, a certificate representing the aggregate number of duly authorized, validly issued, fully paid and non-assessable shares of Stock purchased pursuant to the exercise of this Warrant registered in the name of the Holder. If the Warrant Shares are not registered under the Securities Act at the time of the exercise of this Warrant, the certificates representing such Warrant Shares shall bear the customary legend restricting the transfer thereof before registration under the Securities Act.

           Unless otherwise requested by the Holder, this Warrant shall be deemed to have been exercised and such certificate shall be deemed to have been issued, and the Holder shall be

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deemed to have become the holder of record of such Warrant Shares for all purposes as of the close of business on the date the Notice of Exercise, together with payment as herein provided and this Warrant, are received by the Company.

      2.4 BALANCE OF WARRANT CERTIFICATE. Upon exercise of this Warrant in part rather than in whole, the Company shall execute and deliver to or to the order of the Holder, a new Warrant certificate of like tenor evidencing the unexercised portion of the Warrant and otherwise in all respects identical with this Warrant.

                                   ARTICLE III

                                  REGISTRATION

      3.1 REGISTRATION; OWNERSHIP. The Company shall keep at the location specified in Section 2.3 a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of ownership of this Warrant. The Company and any agent of the Company may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever, and neither the Company nor any agent of the Company shall be affected by notice to the contrary. The Company will not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise of this Warrant.

      3.2 REPLACEMENT OF WARRANT. Upon receipt by the Company of evidence satisfactory to it, in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in case of loss, theft or destruction, the written agreement of the Holder to indemnify the Company against any resulting loss or expense or in case of mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver in lieu hereof, a new Warrant of like tenor.

                                   ARTICLE IV

                             ASSIGNMENT OR TRANSFER

      This Warrant is transferable, in whole or in part, without charge to the Holder, at the Company's office by the Holder in person or by a duly authorized attorney, upon surrender of this Warrant, properly endorsed.

                                    ARTICLE V

                                  NO IMPAIRMENT

      The Company shall not by any action including, without limitation, amending its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be

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reasonably necessary or appropriate to protect the rights of the Holder under this Warrant. Without limiting the generality of the foregoing, the Company shall: (a) not increase the par value of any shares of Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise;
(b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Stock upon the exercise of this Warrant; and (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                                   ARTICLE VI

                          RESERVATION OF STOCK ISSUABLE
                            UPON EXERCISE OF WARRANT

      The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of shares of Stock equal to the number of full shares of Stock issuable upon the exercise of this Warrant. To the extent that at any time there is not a sufficient number of authorized and unissued shares of Stock then existing to provide a number of shares of Stock equal to the number of full shares of Stock issuable upon exercise of this Warrant, the Company shall take all such actions which are necessary to provide for the authorization of a number of additional shares of Stock of the Company such that the number of shares of Stock reserved by the Company for issuance, sale and delivery upon the exercise of this Warrant is equal to the number of full shares of Stock issuable upon the exercise of this Warrant. To the extent that the Holder hereof is a stockholder of the Company at the time the Company seeks approval of its stockholders for the authorization of additional shares of Stock for the purposes contemplated in the preceding sentence, the Holder hereof agrees to vote its shares for the authorization by the Company of such additional shares of Stock as shall be necessary in order to provide the number of full shares available to the Company for issuance of the full number of shares of Stock issuable upon the exercise of this Warrant. Notwithstanding any other provision of this Warrant to the contrary, to the extent that as of the stated termination date of the Exercise Period the Company does not have a sufficient number of authorized and unissued shares of Stock available to provide the full number of shares of Stock issuable upon the exercise of this Warrant, the Exercise Period shall not terminate but shall continue to be effective until 5:00 P.M., Miami, Florida time, on the date which is thirty (30) days following the date upon which the Company has again reserved a number of shares of Stock which are sufficient to provide the full number of shares of Stock issuable upon the exercise of this Warrant.

      All shares of Stock issuable upon the exercise of this Warrant shall be, when issued upon such exercise: (a) duly authorized, validly issued, fully paid and non-assessable; (b) free from all taxes, liens and charges with respect to the issue thereof other than any stock transfer taxes in respect of any transfer occurring contemporaneously with such issue; and (c) free and clear of all liens, encumbrances, charges, equities, rights and claims whatsoever.

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                                   ARTICLE VII

                     ADJUSTMENT OF SHARES AND EXERCISE PRICE

      7.1 EXERCISE PRICE

           (a) GENERAL.

               (i) In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time pursuant to this Section 7.1

               (ii) If the Company issues or sells or, in accordance with
Section 7.1(b) hereof, is deemed to have issued or sold, any shares of Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issuance or sale (except for the issuance or deemed issuance of securities in a transaction described in Section 7.1(a)(iii)), then immediately upon each such issuance or sale the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the issuance or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Stock actually outstanding prior to the issuance or sale and (ii) the number of shares of Stock that the amount receivable by the Company upon such issuance or sale on that occasion would purchase at the initial Exercise Price, and the denominator of which shall be the number of shares of Stock actually outstanding and Stock Deemed Outstanding under Subsection 7.1(b) immediately after such issuance or sale.

               (iii) The existence and any exercise of any option, warrant, or other right to purchase Stock, that is outstanding on the date hereof shall be excluded from the operation of Paragraph (b) of this Subsection 7.1(a) and from the operation of Subsection 7.2(b)

           (b) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under Subsection 7.1(a) above, the following provisions shall be applicable:

               (i) ISSUANCE OF RIGHTS AND OPTIONS. If the Company in any manner grants any rights or options to subscribe for or to purchase Stock or any stock or other securities convertible into or exchangeable for Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" shall be determined by dividing (i) the total amount, if any, received by

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the Company as consideration for the granting of such Options plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options plus, in the case of Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (ii) the total maximum number of shares of Stock issuable upon the exercise of such Options and upon the conversion or exchange of all Convertible securities issuable upon the exercise of such Options.

               (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Securities, and the price per share for which Stock is issuable upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to the time of such issuance or sale, then the maximum number of shares of Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Stock is issuable upon such conversion or exchange" shall be determined by dividing (i) the total amount received by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Stock issuable upon the conversion or exchange of all such Convertible Securities.

               (iii) CHANGE IN OPTION PRICE AND CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange or any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Stock changes at any time, the Exercise Price in effect at the time of such change shall be reduced to the Exercise Price that would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration, or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) CALCULATION OF CONSIDERATION RECEIVED. If any Stock, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for consideration that includes unrestricted cash, then the amount of cash consideration actually received by the Company shall be deemed to be the full monetary value of the unrestricted cash portion thereof. If any Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for a consideration part or all of which is other than unrestricted cash, then the amount of the consideration other than unrestricted cash received by the Company shall be deemed to be in the Fair Value of such consideration.

               (v) INTEGRATED TRANSACTIONS. If any Option is issued in connection with the issuance or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued without consideration.

               (vi) TREASURY SHARES. The number of shares of Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of

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the Company, and the disposition of any shares so owned or held shall be considered an issuance or sale of Stock.

           (c) SUBDIVISION AND COMBINATION OF STOCK; STOCK DIVIDENDS. If the Company shall at any time after the date hereof (a) issue any shares of Stock or Convertible Securities, or any rights to purchase Stock or Convertible Securities as a dividend upon Stock, (b) issue any shares of Stock in subdivision of outstanding shares of Stock by reclassification, stock split or otherwise, or (c) combine outstanding shares of Stock by reclassification, stock split or otherwise, then the Exercise Price that would apply if purchase rights hereunder were being exercised immediately prior to such action by the Company shall be reduced only by multiplying it by a fraction, the numerator of which shall be the number of shares of Stock Deemed Outstanding immediately prior to such dividend, subdivision or combination and the denominator of which shall be the number of shares of Stock Deemed Outstanding immediately after such dividend, subdivision or combination.

           (d) CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company declares a dividend or distribution upon the Stock payable otherwise than out of earnings or earned surplus AND otherwise than in Stock, Options or Convertible Securities, the Exercise Price shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per share of the Stock or, in the case of any other dividend or distribution, to the Fair Value of such dividend or distribution per share of Stock. For purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the Fair Value of such dividend or distribution. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend or distribution, of, if a record is not taken, the date as of which the holders of Stock or record entitled to such dividend or distribution are to be determined.

           (e) MANNER OF CALCULATING ADJUSTMENTS; NO DE MINIMIS ADJUSTMENTS. The calculation of each adjustment of the Exercise Price shall be made accurate to the nearest ten- thousandth. No adjustment of the Exercise Price shall be made if the amount of such adjustment would be less than one cent per share. In such case any adjustment that otherwise would be required to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment that, together with any adjustment or adjustments so carried forward, shall amount to not less than one cent per share.

      7.2 ADJUSTMENT OF NUMBER OF STOCK ISSUABLE UPON EXERCISE. Upon each reduction of the Exercise Price pursuant to Section 7.1 hereof, the Holder shall thereafter (until another such reduction) be entitled to purchase, at the Exercise Price in effect on the date purchase rights under this Warrant are exercised, the number of shares of Stock, calculated to the nearest whole number of Stock, determined by (a) multiplying the number of shares of Stock purchasable hereunder immediately prior to the reduction of the Exercise Price by the Exercise Price in effect immediately prior to such reduction, and (b) dividing the product so obtained by the Exercise Price in effect on the date of such exercise.

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                                  ARTICLE VIII

                               REGISTRATION RIGHTS

      8.1 PIGGYBACK REGISTRATION RIGHTS.

           (a) RIGHT TO PIGGYBACK. Subject to the limitations set forth in
Section 8.1(e) below, whenever the Company, in its sole discretion, proposes to file a registration statement (a "Proposed Registration") under the Securities Act with respect to any equity security (as defined in the Securities Act) (other than a registration statement on Form S-4, Form S-8 or any successor form for the registration of securities to be offered in a transaction subject to Rule 145 under the Securities Act or to employees of, and/or consultants and advisors to, the Company and/or its subsidiaries pursuant to any "employee benefit plan," as such term is defined in Rule 405 promulgated under the Securities Act) and the registration form to be used may be used for the registration (a "Piggyback Registration") of Piggyback Registrable Securities, the Company will give written notice (the "Piggyback Notice") to the Holder as soon as practicable (but in no event less than thirty days) before the initial filing with the Securities and Exchange Commission (the "Commission") of such registration statement, which notice will (i) specify the kind and number of securities proposed to be registered and the proposed offering price or prices and distribution arrangements; (ii) include such other information that at the time and under the circumstances would be appropriate to include in such notice; and (iii) subject to the provisions of this Section 1, offer the Holder the opportunity to include in such filing all Piggyback Registrable Securities which the Holder may request in accordance with subsection 8.1(b) below.

           (b) REQUESTS TO PIGGYBACK. The Holder shall advise the Company in writing (a "Piggyback Registration Request") within twenty days after the date of receipt of the Piggyback Notice of the number or amount of each class or series of Piggyback Registrable Securities which the Holder desires to have registered.

           (c) SELECTION OF UNDERWRITERS. If the Piggyback Registration is an underwritten offering, the Board of Directors of the Company will select a managing underwriter or underwriters to administer the offering.

           (d) PIGGYBACK EXPENSES. Subject to the limitations set forth in
Section 8.1(e) hereof, all Registration Expenses of the Piggyback Registration will be paid solely by the Company.

           (e) LIMITATIONS ON PIGGYBACK RIGHTS. The Holder will be entitled to request four (4) Piggyback Registrations. A registration will not count as the permitted Piggyback Registrations until it has become effective, and no registration will count as the permitted Piggyback Registration unless the Holder is able to register and sell at least 55% of the Piggyback Registration Securities requested to be included in such registration. The exercise of a Piggyback Registration shall not affect the Holder's Demand Registration rights under Section 8.2 hereof. The Holder shall not be permitted to exercise its Piggyback Registration rights with regard to any underwritten Piggyback Registration where a first or second tier underwriter, or

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underwriters, provides the Holder with a reasonable determination, in writing that the amount or kind of the Holder's Shares to be included in such offering would materially and adversely affect the success of all securities proposed to be distributed for the account of the Company in such offering.

      8.2 DEMAND REGISTRATION RIGHTS.

           (a) REQUESTS FOR REGISTRATION. Subject to the limitations set forth in Section 8.2(d) hereof, the Holder may request registration under the Securities Act of all or part of its Demand Registrable Securities on Form S-1 or any other registration form available for use by the Company (a "Demand Registration"). The request for a Demand Registration shall specify the number of Demand Registrable Securities requested to be registered and the anticipated per share price range for such offering. However, the Company may postpone, for a reasonable period of time not to exceed 90 days (but in any event not to extend beyond the date of public disclosure of the information, or the date of abandonment or termination of the transactions or negotiations, hereinafter referred to), the filing of a registration statement otherwise required to be prepared and filed by it pursuant to this subsection 8.2(a) if: (i) at the time the Company receives a registration request, the Board determines, in good faith and in its reasonable business judgment, that (A) such Demand Registration would require the public disclosure of material non-public information concerning any pending or ongoing material transaction or negotiations involving the Company which, in the opinion of the Company's outside legal counsel, is not yet required to be publicly disclosed, and (B) such disclosure would materially interfere with such transaction or negotiations or have a material adverse effect on the Company, and (ii) the Company diligently and in good faith continues to pursue such transaction or negotiations throughout the period of such postponement.

           (b) SELECTION OF UNDERWRITERS. If the Demand Registration is for or includes an underwritten offering, the Holder shall select the managing underwriter or underwriters to administer such offering, who shall be reasonably satisfactory to the Company.

           (c) DEMAND EXPENSES. Subject to the limitations set forth in Section 8.2(d) hereof, the Company shall pay for all Registration Expenses relating to the Demand Registration.

           (d) LIMITATIONS ON DEMAND RIGHTS. The Holder may only request one (1) Demand Registration. A registration will not count as the permitted Demand
Registration: (a) until it has become effective; and (b) unless the Holder is able to register and sell at least 55% of the Demand Registrable Securities requested to be included in such registration. After the Demand Registrable Securities have been registered, the Holder shall have no obligation to sell any or all of such securities. For a period of three (3) years from the date hereof, the Holder may not request a Demand Registration if, at the time of such request, none of the Company's equity securities are publicly traded. However, after the period ending three (3) years from the date hereof, the Holder may request a Demand Registration at any time, even if none of the Company's equity securities are then publicly traded.

      8.3 PROCEDURE. With respect to any Piggyback Registration or Demand Registration, the Company shall use its best efforts to effect the registration of all the Piggyback Registrable

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Securities or Demand Registrable Securities, as the case may be (collectively, the Request Securities"), which the Holder has requested to be included therein, as quickly as practicable. In connection with any such request, the Company shall do the following as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which is available for the registration of the Request Securities;

               (ii) include in the registration on such form all the Request Securities and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that at least ten days before filing such registration statement or any prospectus or any amendment or supplement thereto, including documents to be incorporated by reference upon or after the initial filing of such registration statement, the Company will furnish to the Holder copies of all such documents proposed to be filed (including documents to be incorporated by reference therein), which documents will be subject to the reasonable review and comments of the Holder;

               (iii) unless the Company qualifies to use a Form S-3 registration statement or any similar form then in effect, prepare and file with the Commission such amendments and post-effective amendments and supplements to the registration statement or any prospectus as may be necessary to keep the registration statement effective for a period of not more than one hundred and eighty (180) days and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all the Request Securities, covered by such registration statement or any supplement to any such prospectus;

               (iv) if the Company qualifies to use a Form S-3 registration statement or any similar form then in effect and if the Company receives a request for a Demand Registration, prepare and file with the Commission such registration statement to permit the offering of the Demand Registrable Securities to be made on a continuous basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) under the Securities Act (a "Shelf Registration") and keep the Shelf Registration current and continuously effective until the Holder can sell all of the Demand Registrable Securities;

               (v) furnish to the Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement and such other documents as the Holder may reasonably request;

               (vi) use its best efforts to register or qualify such Request Securities under such other securities or blue sky laws of such jurisdiction as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdiction (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

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


               (vii) notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to subsequent purchasers of such Request Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (viii) cause all such Request Securities, to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on one of the following (in order of priority and assuming that the Company qualifies for such listing): (A) the New York Stock Exchange, (B) the American Stock Exchange; (C) the NASDAQ National Market System; or (D) the NASDAQ SmallCap Market System;

               (ix) provide a transfer agent and registrar for all such Request Securities, not later than the effective date of such registration statement;

               (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Request Securities, (including, without limitation, effecting a stock split or a combination of shares);

               (xi) make available for inspection by the Holder, any underwriter participating in any distribution pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") to the extent reasonably necessary to enable such person to exercise their due diligence responsibilities and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. Records and other information which the Company determines, in good faith, to be confidential and of which determination the Holder is notified shall not be disclosed by the Holder unless (i) the disclosure of such Records or other information, in the opinion of counsel reasonably acceptable to the Company, is necessary to avoid or correct a misstatement or omission in the registration statement, any preliminary prospectus, any prospectus or prospectus supplement, or (ii) the release of such Records or other information is ordered pursuant to subpoena, court order or request by a governmental authority or otherwise is required by applicable law or (iii) the information in such Records or such other information is generally available to the public. the Holder shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by governmental authority, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (xiii) use its best efforts to obtain a "cold comfort" letter from the independent public accountants of the Company which is addressed to the Holder and any underwriters and contains such matters of the type customarily covered by "cold comfort" letters; and

               (xiv) use its best efforts to obtain an opinion from counsel for the Company which is addressed to the Holder and the underwriter and contains such matters of the type customarily covered by counsel for the issuer of securities.

           (a) AFFIDAVITS OF THE HOLDER. With respect to any Piggyback Registration or Demand Registration, the Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the registration of the Request Securities.

           (b) PUBLIC SALE BY THE COMPANY AND OTHERS. Neither the Company nor any of its Affiliates (other than the Holder, if deemed to be an Affiliate) will effect any public sale or distribution of any securities of any class or series being registered in a Piggyback Registration or Demand Registration for offering to the public, any similar security issued by the issuer of such class or series or any security convertible into or exchangeable or exercisable for any such security during, in the case of a Piggyback Registration, the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of the Piggyback Registration (except as part of such registration or pursuant to registrations on Form S-4 or S-8 or any successor form to either such form) and, in the case of any Demand Registration, the period commencing on the date of filing the Demand Registration and ending on the 120th day following the effective date of the Demand Registration.

           (c) REGISTRATION EXPENSES. The Company shall pay for all costs and expenses ("Registration Expenses") of each registration hereunder, including, but not limited to, the following: (i) registration and filing fees, (ii) fees and expenses relating to the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications), (iii) expenses incident to the preparation, printing and filing of the registration statement, each preliminary prospectus and definitive prospectus and each amendment or supplement to any of the foregoing and copies thereof, (iv) internal expenses (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (v) fees and expenses incurred in connection with the listing of the Request Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company, (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) fees and expenses associated with any filings with or submission to the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriters," as such term is defined in Schedule E of the By-laws of the NASD, and its counsel), (ix) fees of each investment banking firm required to be retained or consulted pursuant to the terms hereof; and (x) fees and disbursements of one law firm for the underwriters, in any underwritten offering. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Request Securities, as the case may be, by the Holder, or, except as otherwise provided in the immediately preceding sentence, any out-of-pocket expenses of the Holder (or any agents who manage their accounts) or fees and disbursements of any counsel for the Holder.

      8.4 INDEMNIFICATION REGARDING REGISTRATION RIGHTS.

           (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify the Holder and, if applicable, its officers and directors and each Person who controls the Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, preliminary prospectus or definitive prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder specifically for use in the preparation thereof or by the Holder's failure, if required, to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same.

           (b) INDEMNIFICATION BY THE HOLDER. In connection with any registration statement in which the Holder is participating, the Holder shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, preliminary prospectus or definitive prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information furnished by the Holder to the Company specifically for use in the preparation of such registration statement or prospectus.

           (c) PROCEDURE. Any Person entitled to indemnification hereunder will:
(a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, provided that the failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations hereunder except to the extent the indemnifying party is actually prejudiced by such failure; and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

           (d) SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

           (e) CONTRIBUTION. If the indemnification provided for in this Section
8.4 from the indemnifying party is unavailable to the indemnified party, then the indemnifying party, instead of indemnifying the indemnified party, shall contribute to and pay the amount paid or payable by such indemnified party as a result of the loss, claim, damage, liability or expenses (collectively, the "Claim") giving rise to indemnification hereunder in such proportion as is appropriate to reflect the relative fault of the indemnifying and indemnified party in connection with the actions which gave rise to the Claim. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the action in question has been made by, or relates to, information supplied by such indemnifying party or indemnified party, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such action. The Company and the Holder agree that it would not be just and equitable if contribution and payment pursuant to this Section 8.4 were determined by pro rata allocation or by any other allocation method which does not take into account the equitable considerations referred to in the preceding sentence. The amount paid or payable as a result of a Claim shall include any legal or other fees and expenses reasonably incurred by such party in connection with such Claim. However, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions and payment from any Person who was not guilty of such fraudulent misrepresentation.

      8.5 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such Person: (a) agrees to sell its securities on the basis provided in any underwriting arrangements reasonably approved by the Persons entitled hereunder to approve such arrangements; and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

      8.6 RULE 144. The Company shall file, on a timely basis, any reports required to be filed by it under the Securities Act and the Exchange Act so as to enable a the Holder to sell the Piggyback Registrable Securities and Demand Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by: (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time; or (b) any similar rule adopted by the Commission.

                                    ARTICLE X

                        TAG ALONG AND BRING ALONG RIGHTS

      9.1 TAG ALONG RIGHT. With respect to any proposed transfer of shares of Stock by Peter Berg ("Berg") or Yannick Tessier ("Tessier") to a third party (the "Third Party"), Berg and Tessier shall not be permitted to effect such a transfer without first offering Holder the right to sell its Warrant Shares, pro rata with Berg and/or Tessier, to the Third Party, at the same price per share and upon the same terms and conditions of the proposed transfer by Berg or Tessier. Section 9.1 shall not apply to: (a) the first 800,000 shares of Stock which are sold by Berg and/or Tessier after the date hereof; or (b) shares of Stock which are sold by Berg and/or Tessier after the date hereof in accordance with Rule 144 promulgated under the Securities Act, unless such shares are sold in a block (as such term is defined in Rule 10b-18 promulgated under the Exchange Act. In this regard, each of Tessier and Berg shall promptly notify the Holder of any such disposition of shares which is not subject to the "tag along" rights granted hereunder pursuant to subsection (a) of the preceding sentence. Furthermore, the Holder shall not be able to exercise its rights under this
Section 9.1 with regard to any of its shares of Common Stock, if such shares are not registered with the SEC and the Holder previously failed to exercise its right to register such shares in a Piggyback Registration.

      9.2 BRING ALONG RIGHT. If Berg or Tessier, or both (collectively, the "Principals") receive a bona fide offer from an unaffiliated third party (the "Third Party Offer") to purchase (for cash or securities) all of the then outstanding shares of Stock and the Principals wish to accept such offer, then the Principals shall, within ten (10) days of accepting the Third Party Offer, notify the Holder, in writing (the "Bring Along Notice"), of such offer. Upon receipt of such notice, the Holder shall then sell Warrant Shares, pro rata with Berg and/or Tessier, at the same price per share and upon the same terms and conditions of the Third Party Offer. However, the bring along rights granted hereunder shall not be available to Berg or Tessier unless, the exercise of such right, would cause the Holder to receive, at a minimum, an amount from the unaffiliated party equal to the product of: (x) the number of Warrant Shares then held by the Holder (including any Warrant Shares resulting from any exercise of this Warrant by the Holder upon receiving the Bring Along Right Notice), multiplied by (y) the Exercise Price (as adjusted pursuant to Article VII hereof) multiplied by four (4). The "bring along" rights granted in this
Section 9.2 shall expire on the third anniversary hereof.

                                    ARTICLE X

                                  MISCELLANEOUS

      10.1 NONWAIVER. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder or the Company shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or the Company.

      10.2 NOTICE GENERALLY. Any notice, demand or delivery to be made pursuant to or in connection with this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the Holder at its last known address appearing on the books or register of the Company maintained for such purpose or (b) the Company at its principal office referred to in Section 2.3. The Holder and the Company may each designate a different address by written notice to the other pursuant to this Section 10.2.

      10.3 PAYMENT OF CERTAIN EXPENSES. Except as otherwise provided in this Warrant, the Company and the Holder shall each pay their respective expenses in connection with, and all taxes and other governmental charges that may be imposed in respect of, the issue, sale and delivery of the shares of Stock issuable upon the exercise of this Warrant or this Warrant.

      10.4 SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

      10.5 AMENDMENT. This Warrant may not be modified or amended except by written agreement duly executed by the Company and the Holder.

      10.6 HEADINGS. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

      10.7 GOVERNING LAW. This Warrant shall be governed by the laws of the State of Florida without reference to the conflict of laws principles thereof.

      10.8 LEGEND. In case any shares of Stock are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Securities Act or applicable state securities laws is required, each certificate representing such shares shall bear on the face thereof the following legend:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF (i) RECEIPT BY I-VIEW SOFTWARE, INC. OF AN OPINION OF ITS COUNSEL, OR OTHER COUNSEL ACCEPTABLE TO IT, THAT NO SUCH REGISTRATIONS ARE REQUIRED, OR (ii) REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Dated:  November 21, 1996

                                 I-VIEW SOFTWARE, INC.
                                 a Florida corporation

                                 By: /s/ YANNICK TESSIER
                                    ------------------------------
                                 Name: Yannick Tessier
                                 Title: President

                             NOTICE OF EXERCISE FORM

                        (To be executed only upon partial
                     or full exercise of the within Warrant)

      The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases ________ shares of Stock of I-View Software, Inc. and agrees to make payment therefor in the amount of $________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate for the shares of Stock of I-View Software, Inc. hereby purchased be issued to the undersigned, whose address is ________________________________________________, and if such shares of Stock purchased hereby shall not include all the shares of Stock issuable as provided in the within Warrant, a new Warrant of like tenor for the number of shares of Stock of I-View Software, Inc. not being purchased hereunder be issued in the name of and delivered to the undersigned whose address is
_________________________________.

Dated:  ____________, 19____

Signature Guaranteed:                  By: _____________________________
                                       (Signature of Registered Holder)

___________________________________
By:________________________________
     Title:

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

           The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.